Exhibit 99.1

Roth Conference February 23, 2005 (Nasdaq: AACE)

Forward-looking Statements This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are generally identified by the use of words such as "expect," "anticipate," "estimate," "believe," "intend," "plan," "target," "goal," "should," "would," and terms with similar meanings. Although ACE believes that the current views and expectations reflected in these forward-looking statements are reasonable, those views and expectations, and the related statements, are based on the assumptions of ACE's management and are inherently subject to risks, uncertainties, and other factors, many of which are not under ACE's control and may not even be predictable. Any inaccuracy in the assumptions, as well as those risks, uncertainties, and other factors, could cause the actual results to differ materially from those projected in the forward-looking statements. Those risks, uncertainties, and factors include, but are not limited to, matters described in ACE's reports filed with the Securities and Exchange Commission, such as: Competition within the check-cashing industry as well as from banks, saving and loans, short-term consumer lenders, and other similar financial services entities and from other retail businesses that offer products and services offered by ACE; Maintenance of relationships with providers of financing for ACE and with key providers of products and services either offered by ACE to its customers or used by ACE in its business; Changes in laws, regulations or accounting standards and decisions or actions taken by courts, regulators and governmental authorities; Availability of financing, suitable locations, acquisition opportunities and experienced management to implement ACE's growth strategy; Increases in interest rates, which would increase ACE's borrowing costs; Lawsuits and regulatory proceedings and their respective results, including statements. ACE does not assume, but expressly disclaims, any obligation to update or revise any of these forward-looking statements, whether because of future events, new information, a change in ACE's views or expectations, or otherwise. ACE makes no prediction or statement about the performance of ACE's Common Stock.

Investment Highlights Largest operator of check cashing and payday loan stores in the U.S. Fragmented industry Targeting large and growing population of Underbanked and Hispanic consumers Best-in-class integrated IT systems maximizes revenue while simultaneously minimizing risk Growth Opportunities: Unit growth: De Novo Acquisitions Franchise New product offerings Diversified revenue mix Margin improvement

I. Company Overview

ACE Cash Express Retailer of financial services to the un-banked and under-banked since 1968 #1 in check cashing ; #4 in payday loans ; 38mm customer visits annually Proven operating model: best-in-class systems and controls Revenue of $259 million & Net Income of $21.2 million for the 12 months ended December 2004 Geographically diverse: 1,327 stores in 38 states Franchised (216) Both Company-Owned (1,111) FY 2004 Revenue Mix

Cash checks for a fee - typically 2.5% Payroll checks but also government assistance, tax refund, insurance checks Fee "Menu Board" and detailed receipt Established guidelines for check approval Check Cashing FY 2001 FY 2002 FY 2003 FY 2004 YTD FY04 YTD FY05 Face amount of checks cashed ($B) $4.5 $4.8 $5.0 $5.1 $2.3 $2.3 Average size check $358 $378 $383 $388 $355 $358 Average fee per check $8.38 $9.36 $9.65 $9.91 $8.56 $8.75 Fees as a percentage of average size check 2.3% 2.5% 2.5% 2.6% 2.4% 2.4% Number of checks cashed (mm) 12.6 12.8 13.1 13.2 6.6 6.6 Check Cashing Fees ($mm) $105.5 $118.9 $125.7 $129.2 $56.5 $57.4 Collections FY 2001 FY 2002 FY 2003 FY 2004 YTD FY04 YTD FY05 Net write-offs ($mm) $8.8 $7.5 $7.2 $7.8 $3.8 $3.5 Net write-offs as a % of revenue 4.5% 3.3% 3.1% 3.1% 3.3% 2.8% Net write-offs as a % of face amount 0.20% 0.16% 0.14% 0.15% 0.16% 0.15%

ACE Loan Markets



ACE loans
(595 stores)
No loans
(96 stores)
Republic Bank Loans
(420 stores)
WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
OH
GA
FL
WV
VA
NC
SC
PA
NY
ME
VT
NH
MA
RI
CT
NJ
DE
MD
DC

- ACE offers loans directly in 21 states
- Acts as a marketing / servicer for Republic Bank in 3 states
- Does not offer payday loans in 3 states

ACE CASH EXPRESS™

8

Pay utility and cellular bills Highly profitable, low-risk 8.6 million bill payments - 2004 Bill Payment Services Prepaid MasterCard Fees: Sales,Load,Usage TTM as of 12/04: 176,500 cards sold $312 million loaded FY 2001 FY 2002 FY 2003 FY 2004 YTD FY04 YTD FY05 Revenue ($mm) $10.4 $10.2 $13.5 $17.0 $8.0 $9.6 Growth 9.8% -2.1% 33.0% 25.6% 27.5% 21.0%

Technology Drives Performance Audited Cash Shorts Forgeries BBKRFN % Open Late % Open Late Close Early % Close Early CHECK FEES Qtr 1 2002 ($616,449) $1,204,154 77.1% 5,947 7.5% 891 1.1% $23,140,441 Qtr 2 2002 ($440,226) $1,166,767 79.8% 4,321 5.2% 556 0.7% $25,477,879 Qtr 3 2002 ($323,926) $904,277 79.6% 3,121 3.8% 537 0.6% $23,874,450 Qtr 4 2002 ($276,400) $820,841 80.4% 2,626 3.1% 433 0.5% $25,107,050 Qtr 1 2003 ($278,892) $909,276 81.6% 2,419 3.0% 338 0.4% $25,887,476 Qtr 2 2003 ($239,494) $646,331 81.1% 2,489 3.1% 213 0.3% $26,874,094 Qtr 3 2003 ($256,948) $614,442 77.7% 1,892 2.4% 291 0.4% $25,171,010 Qtr 4 2003 ($279,428) $870,324 82.0% 1,496 1.9% 102 0.1% $26,231,193 Qtr 1 2004 ($195,525) $723,455 82.3% 1,511 1.9% 157 0.2% $26,994,163 Qtr 2 2004 ($164,423) $738,928 84.0% 1,035 1.3% 107 0.1% $28,681,013 Tue 1/27/2004 ($2,521) $11,524 76.5% 21 2.1% 2 0.2% $200,489 Wed 1/28/2004 ($3,503) $9,254 68.4% 17 1.7% 0 0.0% $224,824 Thu 1/29/2004 ($547) $7,567 75.1% 16 1.6% 1 0.1% $360,786 Fri 1/30/2004 ($8,954) $17,366 97.8% 7 0.7% 1 0.1% $832,052 Sat 1/31/2004 ($1,003) $0 77.6% 17 1.7% 1 0.1% $338,579 Sun 2/1/2004 $214 $0 99.5% 7 1.8% 1 0.3% $37,098 AVG CHECK SIZE TOTAL CUSTOMERS Trans per day $340 7,267,948 6.0 $339 7,556,553 6.0 $345 7,555,914 4.9 $345 7,569,529 5.4 $347 7,618,062 6.8 $345 7,701,296 6.9 $346 7,451,020 4.5 $347 7,517,318 5.8 $352 7,631,613 6.5 $351 7,801,812 7.2 $318 70,488 6.3 $335 73,137 6.1 $384 91,346 5.9 $413 177,047 6.0 $357 105,534 6.1 $310 14,891 5.9

Technology Drives Performance 2/04/04 America's Cash Express TPG001 14:19:04 Trended Revenue Summary Tunde Employee . . . . . Hire Date . . 8/22/2000 Term Date . . Total 2/04 1/04 12/03 11/03 10/03 9/03 8/03 Revenue 110125 737 12983 10013 10115 12714 9389 6914 Checks 61941 521 7855 5389 5267 7674 5061 3842 Loans 48184 216 5128 4624 4848 5040 4328 3072 Adjustments 1147 1- 221 25 160 687 99 37- Adjustments 1296 1- 239 39 172 697 111 28- Legal Max 144- 17- 14- 12- 9- 12- 9- Returns 1479 448 831 200 Accounts Close Endorsement Forgeries 831 831 Loans NSF 648 448 200 Stop Payment Cash Shorts 510 91 1 6 499 72- 2- Net Revenue 110300 735 13295 9592 9450 13701 9416 6873 F3-Exit F4=Expand Detail F5=Refresh F6=Employee Profile Bottom F7=Next 5 Months F8=Audit History F12=Cancel

II. Financial Results

(Revenue in $ millions) Check Cashing Loan Fees Bill Payment* Franchise & Other Fees Major Contributors to Revenue Growth *Includes bill payment fees, money transfer services, & money order fees Fiscal 2005 Revenue Guidance is $265 - $275 million as of January 20, 2005 Fiscal Years Ended June 30 $265-$270 $0 $50 $100 $150 $200 $300 1998 1999 2000 2001 2002 2003 2005E $100 $122 $141 $197 $229 $234 7 Year CAGR: 15.2% $247 2004 $250

Diluted Earnings Per Share Before cumulative effect of accounting change of ($0.06) Fiscal 2005 Diluted Earnings Per Share Guidance is $1.94 - $2.00 as of January 20, 2005 Fiscal Years Ended June 30 $0 $0.50 $1.00 1998 1999 2000 2001 2002 2003 2005E $0.63 $0.80 $0.86 $0.06 $1.00 $1.25 2004 $1.94-$2.00 $2.00 $1.50 (1) $1.49

III. Growth Strategy

Growth: Network Add to Network Open new company-owned stores ACE Cash Express (60 in FY05) ACE Cash Advance (25 in FY05) Accelerate franchise store growth ACE Cash Express (50 in FY05) ACE Cash Advance Opportunistically pursue acquisitions 23 completed in 1Q FY05 17 completed in 2Q FY05 26 completed to date in 3Q FY05

ACE Network Growth Company-Owned Franchise Stores 1,187 1,163 1,072 918 772 690 611 452 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 1,168 Goal 1,668 Fiscal Years Ended June 30 On track to add 300 company owned ACE stores and 200 franchised ACE stores by fiscal 2008 Approximately 40% of company-owned stores have been acquired. 1,230

ACE Store Economics Capital Investment $65,000 to $75,000 Leasehold, computer, security Working Capital $80,000 to $100,000 Operating cash, loan funding Start-up Losses $15,000 to $25,000 First twelve months of operations Average Store Gross Margin ($000) * Does not include acquisitions. Stores Open* 95 and earlier 252 $78.5 $86.6 $80.7 $116.2 $111.9 96 25 $61.7 $82.0 $91.1 $107.9 $106.2 97 34 $33.4 $41.9 $55.2 $87.8 $88.1 98 46 $0.7 $27.0 $43.4 $79.7 $82.4 99 63 $(15.0) $(11.3) $16.9 $56.5 $59.1 00 61 $(12.9) $(7.9) $43.2 $39.4 01 41 $(21.3) $(24.9) 02 39 03 13 Total 53 627 35% - 40% Pre-tax IRR 1999 2000 2001 2002 2004 DeNovo Acquisitions 1,026 04 $8.4 $(17.6) $45.9 $(5.3) 399 $119.4 $108.9 $98.2 $77.7 $52.0 $52.3 $59.3 $13.8 $(30.8) $32.1 2003

Growth: Revenue Open new company-owned stores Accelerate franchise store growth Opportunistically pursue acquisitions Increase comparable store revenues Introduce new products / expand existing offerings Increase Revenue Add to Network

Improve Efficiency Increase Revenue Add to Network Growth: Operating Model Open new company-owned stores Accelerate franchise store growth Opportunistically pursue acquisitions Introduce comparable store revenues Introduce new products/expand existing offerings Continue internal focus on Operations Excellence Model

Investment Highlights Largest operator of check cashing and payday loan stores in the U.S. Fragmented industry Targeting large and growing population of Underbanked and Hispanic consumers Best-in-class integrated IT systems maximizes revenue while simultaneously minimizing risk Growth Opportunities: Unit growth: De Novo Acquisitions Franchise New product offerings Diversified revenue mix Margin improvement

Roth Conference February 23, 2005 (Nasdaq: AACE)